UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DATAWATCH CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Robert V. Jahrling, Esq. Choate, Hall & Stewart LLP Two International Place Boston, MA 02110 (617) 248-5148	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004 (202) 739-5947

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Datawatch Corporation, a Delaware corporation (“Datawatch” or the “Company”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with its solicitation of proxies from its stockholders in connection with its 2016 Annual Meeting of Stockholders and at any and all adjournments, postponements, continuations or reschedulings thereof (the “2016 Annual Meeting”). On March 10, 2016, Datawatch filed a revised definitive proxy statement and accompanying definitive WHITE proxy card, as supplemented on March 18, 2016, with the SEC in connection with the solicitation of proxies from Datawatch stockholders in connection with the matters to be considered at Datawatch’s 2016 Annual Meeting.

Investor Presentation

Attached hereto is an investor presentation that Datawatch is using, beginning on April 5, 2016, in presentations to stockholders and proxy advisory firms. This investor presentation is being filed herewith because it may be deemed to be solicitation material in connection with Datawatch’s solicitation of proxies to be used at the 2016 Annual Meeting.

Important Information And Where To Find It

Datawatch, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Datawatch’s stockholders in connection with the matters to be considered at Datawatch’s 2016 Annual Meeting of Stockholders. On March 10, 2016, Datawatch filed a revised definitive proxy statement and accompanying definitive WHITE proxy card, as supplemented on March 18, 2016, with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Datawatch stockholders in connection with the matters to be considered at Datawatch’s 2016 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such revised definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY DATAWATCH WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Datawatch with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Datawatch’s corporate website at www.Datawatch.com, by writing to Datawatch’s Corporate Secretary at Datawatch Corporation, 4 Crosby Drive Bedford MA 01730, or by calling Datawatch’s Corporate Secretary at (978) 275-8208.

INVESTOR PRESENTATION NASDAQ: DWCH April 2016 ® 201 6 Datawatch Corporation │ www.datawatch.com

April 2016 2 FORWARD LOOKING STATEMENTS AND IMPORTANT ADDITIONAL INFORMATION FORWARD LOOKING STATEMENTS Any statements contained in this presentation that do not describe historical facts may constitute forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . Any such statements, including but not limited to those relating to results of operations, contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations . The factors that could cause actual future results to differ materially from current expectations include the following : risks associated with the continuing weak global economy ; risks associated with fluctuations in quarterly operating results due, among other factors, to the long sales cycle with enterprise customers and the size and timing of large customer orders ; risks associated with acquisitions ; the risk that our goodwill resulting from acquisitions may become impaired and require a write - down ; limitations on the effectiveness of internal controls ; rapid technological change ; Datawatch’s dependence on the introduction of new products and product enhancements and possible delays in those introductions ; competition in the software industry generally, and in the markets for next generation analytics in particular ; Datawatch's dependence on its principal products, proprietary software technology and software licensed from third parties ; Datawatch’s concentration of customers in the financial sector ; risks associated with international sales and operations ; risks associated with indirect distribution channels and co - marketing arrangements, many of which were only recently established ; the adequacy of Datawatch’s sales returns reserve ; risks associated with a subscription sales model ; Datawatch’s dependence on its ability to hire and retain skilled personnel ; disruption or failure of Datawatch’s technology systems that may result from a natural disaster, cyber - attack, security breach or other catastrophic event ; risks related to the actions of activist stockholders, including the amount of related costs incurred by Datawatch and the disruption caused to Datawatch’s business activities by these actions ; and uncertainty and additional costs that may result from evolving regulation of corporate governance and public disclosure . Further information on factors that could cause actual results to differ from those anticipated is detailed in various publicly - available documents, which include, but are not limited to, filings made by Datawatch from time to time with the Securities and Exchange Commission, including but not limited to, those appearing in the Company's Annual Report on Form 10 - K for the year ended September 30 , 2015 and its Form 10 - Q for the quarter ended December 31 , 2015 . IMPORTANT INFORMATION AND WHERE TO FIND IT Datawatch, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Datawatch’s stockholders in connection with the matters to be considered at Datawatch’s 2016 Annual Meeting of Stockholders . On March 10 , 2016 , Datawatch filed a revised definitive proxy statement and accompanying definitive WHITE proxy card, as supplemented on March 18 , 2016 , with the Securities and Exchange Commission (“ SEC ”) in connection with the solicitation of proxies from Datawatch stockholders in connection with the matters to be considered at Datawatch’s 2016 Annual Meeting of Stockholders . Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto . INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY DATAWATCH WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION . Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Datawatch with the SEC for no charge at the SEC’s website at www . sec . gov . Copies are also available at no charge at the Investor Relations section of Datawatch’s corporate website at www . Datawatch . com, by writing to Datawatch’s Corporate Secretary at Datawatch Corporation, 4 Crosby Drive Bedford MA 01730 , or by calling Datawatch’s Corporate Secretary at (978) 275 - 8208 . © 2016 Datawatch Corporation . Datawatch and the Datawatch logo are trademarks or registered trademarks of Datawatch Corporation in the United States and/or other countries . All other names are trademarks or registered trademarks of their respective companies .

April 2016 3 ABOUT DATAWATCH 3 Founded in 1985, IPO in 1992 (NASDAQ: DWCH ) Headquartered in Bedford, MA Offices in New York, London, Stockholm, Singapore and Manila Approximately 150 employees 7,000+ supported customers in 100 countries 100+ partners worldwide (1 st Data Prep Partner for IBM/Watson)

April 2016 4 Key Factors 4 Large & growing business analytics market Demand for self - service data preparation accelerating Highly differentiated technology 20 years of experience and innovation Strong balance sheet & financial discipline ~$30M+ in cash No debt Conscious operating expense control Transitioning to recurring revenue model Annual recurring subscription license revenue run rate approximately $2M * Experienced management team in place Successful track records at high profile tech companies, including IBM, Cognos and Applix As of December 31, 2015

April 2016 5 http://www.emc.com/ ONE TEAM – ONE VISION Michael Morrison President & CEO James Eliason CFO Dan Potter CMO John Judge CRO & SVP Worldwide Sales John Pilkington Chief Product Officer Richard Osborne Chairman David Mahoney Vice Chairman 5 Average team m ember 20+ years d ata & technology experience with p remier companies Management & Board stock ownership approximately 19% , i nterest a ligned w ith shareholders Recently added two new independent directors with deep sales & marketing experience in high - tech industries Randy Seidl Don Friedman

April 2016 6 6 STRUCTURED DATA MULTI - STRUCTURED DATA BI MARKET PRE 2014 Visualization Excel Analytics

April 2016 7 2014 – REPOSITIONING (Primary Focus Shifted to Viz) ▪ Acquired Visualization Product - Panopticon ▪ Shifted focus from Classic Monarch to Visualization ▪ Focused “go - to - market” on visual data discovery to existing base & net new customers ▪ Pipeline increased immediately as did number of competes with both Tableau & Qlik ▪ Downplayed Monarch as our lead product: ▪ Invested modestly in product enhancements ▪ Sold primarily via “two - tier” distribution channels 7 2014

April 2016 8 8 STRUCTURED DATA MULTI - STRUCTURED DATA DATA PREPARATION CIRCA 2014 Excel Analytics Visualization

April 2016 9 DATAWATCH REFOCUSED Rationalized visualization opportunity ▪ Generic visualization quickly becoming commoditized ▪ Focus on core strength – complex, real - time visualization use cases in capital markets & IoT Data Preparation market quickly gaining traction and attention ▪ Extensive heritage, experience & customer use cases favor Datawatch ▪ Need to re - tool the Monarch user experience to address the market Transitioned lead agenda to the self - service data preparation market ▪ Increased investment in Monarch R&D ▪ Aggressive development schedule to deliver ‘new’ Monarch for data preparation in July 2015 ▪ Quarterly release schedule to meet market demands Align sales strategy to self - service data preparation lead agenda ▪ Ramp up inside sales organization & create inside business development organization ▪ Highlight a ‘land & expand’ sales model for self - service data preparation ▪ Subscription licensing model for new data preparation sales 9

April 2016 10 STRUCTURED DATA MULTI - STRUCTURED DATA DATA PREPARATION CIRCA 2016 10 SELF - SERVICE DATA PREPERATION Visualization Excel Analytics

April 2016 11 DATAWATCH TODAY Laser focus on self - service data preparation ▪ Rapidly growing market – Gartner estimates $1B by 2019, ~17% CAGR ▪ Highly differentiated offering, 20 years of data preparation experience, well - positioned to compete Evolving to high velocity inside sales model ▪ Continued focus on ‘land & expand’ model (target of 1,000 net new customers in FY16) ▪ Increased efficiencies by selling customer validated use cases ‘New’ Monarch makes Datawatch an instant leader in data preparation ▪ Attracts self - service analytics vendors as partners; (IBM Watson Analytics, Tableau, etc.) ▪ Expands VAR and reseller opportunity ▪ Lead with use cases (both vertical and horizontal) ▪ Shorter sale cycle, rapid ROI Visualization business focused on real - time use cases, largely in capital markets and for IoT applications 2016

April 2016 12 ONE COMMON PLATFORM TIES TOGETHER USE CASES THE DATAWATCH PLATFORM ADVANTAGE Viz Tools Tableau Qlik AUDIT AND GOVERN SELF - SERVICE DATA PREPARATION AUTOMATED PROCESSES Analytic Platform IBM/Watson DWCH Acquire & prepare data from the widest variety of sources and formats for 360 0 view of the business Share data models, automated process and masking/redaction for highest confidence in auditability/governance Export to the Analytical tool of choice

April 2016 13 PRIMARY GO TO MARKET APPROACH ENTERPRISE MID MARKET SMB SOLUTION APPROACH Real - Time Visualization Applications for Financial Services and IoT TRANSACTION APPROACH Self - Service Data Preparation, Land & Expand Selling & Marketing Model SOLUTION APPROACH Operational Data P reparation S olutions to Improve B usiness P rocesses

April 2016 14 THREE KEY GROWTH INITIATIVES FOR 2016 & BEYOND 14 “ TOP 250” CUSTOMER BASE GROWTH Focus on repeatable use cases in the largest customers with the greatest potential to drive revenue growth LEADERSHIP IN REAL - TIME VISUALIZATION Further penetrate the 17 of the top 20 global investment banks that use Datawatch for real - time visualization Leverage presence in capital markets to land new logos for real - time visualization LAND & EXPAND Monarch for self - service data preparation ideally suited for land & expand sales model and growing recurring revenue Developing partner ecosystem: ▪ Tableau, Watson ▪ Vars/resellers 1. 2. 3.

April 2016 15 LAND & EXPAND OPPORTUNITY 15 CULTIVATING PARTNERSHIPS WITH TABLEAU, IBM WATSON & LARGER VAR’s FOR DATA PREPARATION & ANALYSIS * Assumes all subscription transactions; $2,500 initial ‘land’ value; $10,000 ‘expand’ value after six months for 30% of the initial ‘land’ deals; 90% renewal rate for initial ‘land’ deals; 50% increase in ‘land’ deals year over year $0.0 $10.0 $20.0 $30.0 POTENTIAL INCREMENTAL “RECURRING” LICENSE REVENUE FOR DATAWATCH * YR 1 YR 2 YR 3 YR 4

April 2016 16 WE ARE THE RECOGNIZED EXPERTS IN SELF - SERVICE DATA PREPARATION 1,000s of satisfied customers, proof points and use cases 20+ years of experience handling the most demanding data preparation challenges Easy - to - use & powerful solution; Ease - of - use enables business analysts & data scientists while automation & governance satisfies IT Broad & growing partner ecosystem of resellers, system integrators, OEMS and BPO providers

April 2016 17 VISUALIZATION:LEVERAGING OUR REAL - TIME DIFFERENTIATION 17 FINANCIAL SERVICES INTERNET OF THINGS 17 of the 20 largest global investment banks have deployed Datawatch in real - time visualization solutions Two new Tier I banks bought Datawatch real - time visualizations this past quarter after competitive evaluations Large & growing pipeline – 60 opportunities and $4M + in revenue in the 12 month pipeline

April 2016 18 SUMMARY 18 Large & growing market Current market trends validates the strategy Strong financial position Team in place to deliver results Two new independent Directors Management & Board aligned with shareholder interests (~ 19% insider ownership)

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